Liability in Respect of Government Grants	12 Months Ended
Dec. 31, 2023
Liability in Respect of Government Grants [Abstract]
Liability in respect of government grants

Note 11 - Liability in respect of government grants

A.	Since the Inception Date, the Company has been receiving grants in respect of participation in research and development from the IIA, in a total amount of NIS 1.7 million. In return, the Company undertook to pay royalties at a rate of 3% of the revenues to derive from the know-how and technology to be developed as part of the projects in respect of which such financing was received. The liability amount is linked to the U.S. dollar and bears interest at LIBOR rate. As to the replacement of the LIBOR benchmark rate, even though the IIA has not declared the alternative benchmark rate to replace the LIBOR, the Company does not believe it will have a significant impact.

The Company recognized a liability in respect of these grants at the initial recognition date in an amount equal to the fair value of the liability, based on the present value of the royalty payments payable to the IIA as a percentage of sales, discounted at a discount rate of 20%, as assessed by the Company’s management on the basis of an independent third-party valuation. The difference between the amount of the grant received and the amount recognized as a liability, as above, was carried to profit and loss against research and development expenses. During the year ended December 31, 2021, an amount of NIS 244 was recognized in profit or loss, as grants (see Note 15A below).

B.	In October 2021, the Israeli Ministry of Economy, which oversees commerce, industry and labor, approved the Company’s application for participation in funding as part of a designated grants plan for the purpose of United States. The grant is intended to cover up to 50% from the costs of consulting and establishing marketing systems, exhibitions and demonstrations, logistics and hiring of employees and consultants in United States, based on approved budget for the plan over a period of 2-years.

The Company is obligated to repay to the Israeli Ministry of Economy royalties from the revenues derived in United States up to an aggregate of 100% of the total grant received linked to the ICPI and for a period of up to 5-years from the last year of the plan, subject to achieving growth in an amount that is equal to the lower of NIS 1,000 or 50% in comparison to reprehensive base year.

During the year ended December 31, 2023, an amount of NIS 299 was recognized in profit or loss, as grants (see Note 15B below). As of December 31, 2023, liability was not accrued for royalties towards Israeli Ministry of Economy based on estimation of management it is currently reasonably assured the amount received will not be refunded.

The following tabular represents the changes in liability in respect of government grants in the reported periods:

	Year ended December 31,
	2023	2022	2021

Balance as of January 1,	1,254	1,168	802
Fair value of liability related to government grants received	-	-	345
Adjustment of the liability in respect of government grants in respect of value of time and exchange rate differentials	74	86	31
Royalties payable to the IIA	-	-	(10)
Balance as of December 31,	1,328	1,254	1,168

	December 31,
	2023	2022

Current liability	694	335
Non-current liability	634	919
Balance as of December 31,	1,328	1,254